SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Joint Special Meeting of Shareholders of Eaton Vance Mutual Funds

On February 18, 2021 Will Be A Virtual Meeting

BOSTON, MA, February 8, 2021 — The following notice relates to the Joint Special Meeting of Shareholders of the following Eaton Vance funds (each a “Fund” and collectively, the “Funds”):

Eaton Vance Growth Trust	Eaton Vance Mutual Funds Trust
Eaton Vance Atlanta Capital Focused Growth Fund	Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Atlanta Capital Select Equity Fund	Eaton Vance Core Plus Bond Fund
Eaton Vance Atlanta Capital SMID-Cap Fund	Eaton Vance Emerging and Frontier Countries Equity Fund
Eaton Vance Focused Global Opportunities Fund	Eaton Vance Emerging Markets Debt Fund
Eaton Vance Focused Growth Opportunities Fund	Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Focused Value Opportunities Fund	Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Greater China Growth Fund	Eaton Vance Floating-Rate Fund
Eaton Vance Hexavest Global Equity Fund	Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Hexavest International Equity Fund	Eaton Vance Global Bond Fund
Eaton Vance International Small-Cap Fund	Eaton Vance Global Income Builder Fund
Eaton Vance Richard Bernstein All Asset Strategy Fund	Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Richard Bernstein Equity Strategy Fund	Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Worldwide Health Sciences Fund	Eaton Vance Global Small-Cap Equity Fund
Eaton Vance Government Opportunities Fund
Eaton Vance Investment Trust	Eaton Vance High Income Opportunities Fund
Eaton Vance Floating-Rate Municipal Income Fund	Eaton Vance Multi-Asset Credit Fund
Eaton Vance National Limited Maturity Municipal Income Fund	Eaton Vance Short Duration Government Income Fund
Eaton Vance New York Municipal Opportunities Fund	Eaton Vance Short Duration High Income Fund
Eaton Vance Short Duration Municipal Opportunities Fund	Eaton Vance Short Duration Strategic Income Fund
Eaton Vance Stock Fund
Eaton Vance Municipals Trust	Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Arizona Municipal Income Fund	Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance California Municipal Opportunities Fund	Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Connecticut Municipal Income Fund	Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Georgia Municipal Income Fund	Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Maryland Municipal Income Fund	Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Massachusetts Municipal Income Fund	Eaton Vance Tax-Managed Value Fund
Eaton Vance Minnesota Municipal Income Fund	Parametric Commodity Strategy Fund
Eaton Vance Missouri Municipal Income Fund	Parametric Dividend Income Fund
Eaton Vance Municipal Opportunities Fund	Parametric Emerging Markets Fund
Eaton Vance National Municipal Income Fund	Parametric International Equity Fund
Eaton Vance New Jersey Municipal Income Fund	Parametric Tax-Managed International Equity Fund
Eaton Vance New York Municipal Income Fund	Parametric Volatility Risk Premium – Defensive Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund	Eaton Vance Series Fund, Inc.
Eaton Vance Oregon Municipal Income Fund	Eaton Vance Emerging Markets Debt Opportunities Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund	Eaton Vance Series Trust
Eaton Vance Virginia Municipal Income Fund	Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Municipals Trust II	Eaton Vance Series Trust II
Eaton Vance High Yield Municipal Income Fund	Eaton Vance Income Fund of Boston
Parametric TABS Intermediate-Term Municipal Bond Fund	Parametric Tax-Managed Emerging Markets Fund
Parametric TABS Short-Term Municipal Bond Fund
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	Eaton Vance Special Investment Trust
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	Eaton Vance Balanced Fund
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	Eaton Vance Core Bond Fund
Eaton Vance Dividend Builder Fund

Eaton Vance Variable Trust	Eaton Vance Greater India Fund
Eaton Vance VT Floating-Rate Income Fund	Eaton Vance Growth Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance NextShares Trust	Eaton Vance Real Estate Fund
Eaton Vance Global Income Builder NextShares	Eaton Vance Short Duration Inflation-Protected Income Fund
Eaton Vance Stock NextShares	Eaton Vance Small-Cap Fund
Eaton Vance Special Equities Fund
Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

Notice That Joint Special Meeting of Shareholders

Will Be A Virtual Meeting

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the Joint Special Meeting of Shareholders of the Funds to be held on Thursday, February 18, 2021 at 11:30 a.m. Eastern Time (the “Meeting”) will be a virtual meeting via a web-based portal. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of December 11, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the Meeting by emailing your full name and address to Computershare Fund Services (“Computershare”) at shareholdermeetings@computershare.com. You will then be provided with credentials to participate in the Meeting. You will also be able to vote during the Meeting by entering the control number found on the proxy card or notice you previously received. Requests to participate in and vote at the Meeting must be received by Computershare no later than 5:00 p.m. Eastern Time on February 12, 2021.

If you held Fund shares through an intermediary (such as a broker-dealer) as of December 11, 2020, and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to Computershare at shareholdermeetings@computershare.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would simply like to participate in but NOT vote at the Meeting, please send an email to Computershare at shareholdermeetings@computershare.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by Computershare no later than 5:00 p.m. Eastern Time on February 12, 2021.

If you are the owner of a variable annuity or life insurance contract invested in a Fund as of December 11, 2020, you may attend the Meeting as a guest. Log onto www.meetingcenter.io/255567976 on the date and time of the Meeting, select the “I am a Guest” option and follow the onscreen prompts.

The Funds and the Boards of Trustees are closely monitoring the evolving COVID-19 situation and if circumstances change, the Funds will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting by one of the methods described in the Funds’ proxy materials. The proxy statement is available online at https://funds.eatonvance.com/open-end-mutual-fund-documents.php. The proxy card included with the Funds’ previously distributed proxy materials will not be updated to reflect the change to a virtual meeting and may continue to be used to vote your shares in advance of the Meeting. Please contact Computershare at shareholdermeetings@computershare.com with any questions regarding accessing the Meeting and a Computershare representative will contact you to answer your questions.

By Order of the Boards of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Eaton Vance Corp.

Eaton Vance Management or Boston Management and Research, each a subsidiary of Eaton Vance Corp., serves as investment adviser to each Fund. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2020, Eaton Vance had consolidated assets under management of $583.1 billion. Exemplary service, timely innovation and attractive returns across market cycles have been hallmarks of Eaton Vance since 1924. For more information, visit eatonvance.com.

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